 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 20, 2020

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION	3
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3
ITEM 8.01. OTHER EVENTS	3
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	3
SIGNATURE	5

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 24, 2020, the Company issued a press release announcing its results for the third fiscal quarter ended October 31, 2020 and certain other information that is furnished as Exhibit 99.1 to this Form 8-K. A copy of an infographic relating to the third fiscal quarter results that will be posted on the Company’s investor relations website is also being furnished hereto as Exhibit 99.2 to this Form 8-K. Going forward, the Company will post new infographics relating to its results on its website at https://investors.dicks.com/investor-relations in conjunction with the release of quarterly results.

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 24, 2020, the Company announced that Edward W. Stack, the Company’s current Chairman and Chief Executive Officer, will transition to the role of the Company’s Executive Chairman effective February 1, 2021. Mr. Stack will continue to serve as the Company’s Chief Merchant and oversee key strategic growth initiatives for the Company. The Company also announced that the Board has appointed Lauren R. Hobart, the Company’s current President, to the role of President and Chief Executive Officer effective February 1, 2020.

Information required pursuant to Items 401(b), (d), (e) and Item 404(a) of Regulation SK regarding Mr. Stack and Ms. Hobart, can be found In “Directors Standing for Election” and “Certain Relationships and Transactions with Related Persons” sections of the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 29, 2020, which information is incorporated herein by reference. In addition to such information, on October 9, 2020, Ms. Hobart, age 52, was appointed as a member of the Board of Directors of Yum! Brands, Inc. (NYSE: YUM).

A copy of the press release announcing the appointments is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

ITEM 8.01.     OTHER EVENTS

On November 20, 2020, the Board of Directors of Dick's Sporting Goods, Inc. authorized and declared a quarterly dividend in the amount of $0.3125 per share on the Company's Common Stock and Class B Common Stock. The dividend is payable in cash on December 29, 2020 to stockholders of record at the close of business on December 11, 2020.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

The following exhibit is being furnished pursuant to Item 601 of Regulation S-K and General Instruction B.2 to this Form 8-K:

Exhibit No.	Description

99.1	Press Release regarding third fiscal quarter results dated November 24, 2020 by Dick's Sporting Goods, Inc. furnished herewith
99.2	Infographic regarding third fiscal quarter results dated November 24, 2020 furnished herewith
99.3	Press Release regarding officer appointments dated November 24, 2020 by Dick's Sporting Goods, Inc. filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: November 24, 2020	By:	/s/ LEE J. BELITSKY
	Name:	Lee J. Belitsky
	Title:	Executive Vice President – Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release regarding third fiscal quarter results dated November 24, 2020 by Dick's Sporting Goods, Inc. furnished herewith
99.2	Infographic regarding third fiscal quarter results dated November 24, 2020 furnished herewith
99.3	Press Release regarding officer appointments dated November 24, 2020 by Dick's Sporting Goods, Inc. filed herewith